THE MAINSTAY FUNDS

MainStay MacKay Emerging Markets Debt Fund

(the “Fund”)

Supplement dated March 15, 2019 (“Supplement”)

to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
dated February 28, 2019, as supplemented

Important Notice Regarding Changes to Name, Investment Objective and Investment Policies

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus and SAI.

At a meeting held on March 12-13, 2019, the Board of Trustees (“Board”) of The MainStay Funds (“Trust”) considered and approved, among other related proposals: (i) terminating MacKay Shields LLC (“MacKay”) as the Fund’s subadvisor; (ii) appointing Candriam Luxembourg S.C.A. (“Candriam Luxembourg”) as the Fund’s subadvisor and the related subadvisory agreement, subject to shareholder approval; (iii) changing the Fund’s name and modifying the Fund’s investment objective, principal investment strategies, investment process, and principal risks; (iv) eliminating the Fund’s fund accounting services fee; (v) allowing New York Life Investment Management LLC (“New York Life Investments”), to enter into and/or materially amend agreements with affiliated and unaffiliated subadvisors on behalf of the Fund without obtaining shareholder approval (referred to as a “manager-of-managers” structure); and (vi) filing related proxy materials. These changes are expected to become effective on or about June 21, 2019, if shareholders of the Fund approve item (ii) above (“Proposal 1”) and approve item (v) above (“Proposal 2”) prior to that date. To the extent that shareholders approve Proposal 1 but do not approve Proposal 2, all of the changes discussed above are expected to be effective on or about June 21, 2019, except for the changes discussed in item (v) above. If shareholders do not approve Proposal 2, the Fund will continue to operate pursuant to the scope of the “manager-of-managers” structure described in the Prospectus.

As a result, effective on or about June 21, 2019, the following changes will be made to the Summary Prospectus and Prospectus if shareholders approve Proposal 1 prior to that date:

1.     Name Change. The name of the Fund is changed to MainStay Candriam Emerging Markets Debt Fund.

2.     Investment Objective. The investment objective of the Fund is revised to read as follows:

The Fund seeks total return.

3.     Reduction of Total Fund Operating Expenses.

(a)	The Fund will no longer be charged a fund accounting services fee by New York Life Investments; and

(b)	The following fee waiver is effective: New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of its average daily net assets: Class A, 1.17%; and Class I, 0.85%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement, to Investor Class, Class B and Class C shares. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

4.     Principal Investment Strategies. The principal investment strategies section of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in fixed income securities of issuers in emerging markets. Candriam Luxembourg S.C.A., the Fund’s Subadvisor, has discretion to determine the countries considered to be emerging market countries, including taking into consideration a variety of factors such as the development of a country’s financial and capital markets and inclusion in an index considered by the Subadvisor to be representative of emerging markets.

Some of the securities in which the Fund invests may be denominated in foreign currency. The debt securities in which the Fund invests may consist of securities that are rated below investment grade. Below investment grade securities are generally securities that receive low ratings from an independent rating agency, such as rated lower than BBB- by Standard & Poor's Ratings Services and Baa3 by Moody's Investors Service, Inc., or if unrated, are deemed to be of comparable quality by the Subadvisor. Securities rated below investment grade by independent rating agencies are commonly referred to as “high yield securities” or “junk bonds.” If independent rating agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security's credit quality.

The Fund's principal investments include sovereign, quasi-sovereign and corporate Eurobonds. The Fund may also invest in derivative instruments, such as floaters, including inverse floaters, forward commitments, futures, options and swap agreements to try to enhance returns or reduce the risk of loss by hedging certain of its holdings. The Fund may invest up to 20% of its total assets in swaps, including credit default swaps and credit default swap indices. The Fund may buy and sell currency on a spot basis, buy foreign currency options, and enter into foreign currency forward contracts. These techniques may be used for any legally permissible purpose, including to seek to increase the Fund's return.

In unusual market conditions or abnormal circumstances, the Fund may invest all or a portion of its assets in fixed income securities of countries with developed economies.

Investment Process: The Subadvisor identifies investment opportunities by deploying a relative value focused investment approach. The approach consists of three primary layers of analysis. The first layer assesses medium-term sovereign creditworthiness and sets up the basis for identifying the second and third layer investment opportunities, which are relative country (second layer) and instrument (third layer) investment opportunities.

The Subadvisor also considers key fundamental macro-economic drivers such as growth and inflation dynamics, internal and external imbalances as well as structural reform and political risk trends. The investment approach is aware of Environmental, Social and Governance (ESG) risks as ESG factors are explicitly integrated in the sovereign creditworthiness analysis.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund.

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5.     Principal Risks. The section of the Summary Prospectus and Prospectus entitled “Principal Risks” is revised by deleting the following risks:

(a)	Mortgage-Related and Other Asset-Backed Securities Risk
(b)	Mortgage Dollar Roll Transaction Risk

In addition, the Portfolio Management Risk is deleted in its entirety and replaced with the following:

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. To the extent that the Subadvisor determines not to pursue an investment opportunity for nonfinancial reasons, such as its ESG criteria, the Fund may forgo some market opportunities available to other funds. As a result, the Fund may underperform similar funds that do not take ESG criteria into account.

6.     Past Performance. The following will replace the second to last sentence in the third paragraph of the section of the Summary Prospectus and Prospectus entitled “Past Performance:”

The Fund replaced its subadvisor and modified its investment objective and principal investment strategies as of June 21, 2019. The performance in the bar chart and table prior to those dates reflects the Fund’s prior subadvisor, investment objective and principal investment strategies.

7.     Management. The section of the Summary Prospectus and Prospectus entitled “Management” is deleted in its entirety and replaced with the following:

New York Life Investment Management LLC serves as the Fund’s Manager. Candriam Luxembourg S.C.A. serves as the Fund’s Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Fund.

Subadvisor	Portfolio Managers
Candriam Luxembourg S.C.A.	Diliana Deltcheva, Head of Emerging Market Debt	Since June 2019
	Magda Branet, Senior Fund Manager	Since June 2019
	Christopher Mey, Fund Manager	Since June 2019

8.     Who Manages Your Money? In the section of the Prospectus entitled “Who Manages Your Money,?” (a) the reference to the Fund under “MacKay Shields LLC” is deleted; and (b) the section is amended to include the following:

Candriam Luxembourg S.C.A. (“Candriam Luxembourg”) has its principal office at 19-21 route d’Arlon L-8009 Strassen Luxembourg. Candriam Luxembourg is a part of Candriam Investors Group, a leading pan-European multi-specialist asset manager with a 20-year track record and a team of approximately 500 experienced professionals. As of December 31, 2018, Candriam Luxembourg had $131.34 billion in assets under supervision, which included $117.40 billion of regulatory assets under management. The remainder consisted of other non-discretionary advisory or related services. Candriam is owned by New York Life Investment Management LLC (NYLIM), a wholly-owned subsidiary of the mutually-owned life insurer New York Life. Candriam Luxembourg is the subadvisor to the MainStay Candriam Emerging Markets Debt Fund.

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9.       Portfolio Manager Biographies. The section of the Prospectus entitled “Portfolio Manager Biographies” is amended to (a) include the biographies for Magda Branet, Diliana Deltcheva and Christopher Mey; (b) delete Jacob Bak’s biography; and (c) remove the reference to the Fund from Dan Roberts’ biography.

Magda Branet, CFA	Ms. Branet has managed the MainStay Candriam Emerging Markets Debt Fund since June 2019. She joined Candriam Luxembourg in June 2016 from First State Investments, where she held a position as a Senior Emerging Markets Fund Manager. Ms. Branet spent 10 years with Axa Investment Managers, first as a Fixed Income and Emerging Markets Strategist, and then as an Emerging Markets Bond Fund Manager, focusing mostly on blended/ total return strategies. She holds a Masters Degree in Asset Management from Paris Dauphine University and is a Chartered Financial Analyst® (“CFA®”) charterholder.
Diliana Deltcheva, CFA	Ms. Deltcheva has managed the MainStay Candriam Emerging Markets Debt Fund since June 2019. She has been Head of Emerging Market Debt at Candriam Luxembourg since March 2015. Ms. Deltcheva started her career at ING Investment Management in the Netherlands as a Quantitative Fixed Income Analyst in 2002 and was later promoted to an Emerging Markets Debt Fund Manager in 2006. At ING IM, Ms. Deltcheva co-managed and developed investment processes for Hard Currency, Local Currency and Blend strategies. Between 2011 and 2015, she worked at F&C Investments as a Senior Emerging Fund Manager. Ms. Deltcheva holds a Masters Degree in International Finance from the University of Amsterdam in the Netherlands, Double BA Degree in Political Science/International Relations and Business Administration from the American University in Bulgaria, and is a CFA® charterholder.
Christopher Mey, CFA	Mr. Mey has managed the MainStay Candriam Emerging Markets Debt Fund since June 2019. He joined Candriam Luxembourg in March 2017 as a Fund Manager specializing in Emerging Markets Corporate Bonds from Union Bancaire Privee’s Emerging Market Fixed Income Team, where he was responsible for covering Asian Credit Markets. Mr. Mey spent 8 years at F&C Investments, initially as a Performance Analyst before joining the Global High Yield Desk in 2010. In 2012 he joined the Emerging Market Debt Team where he was a fund manager for Emerging Market Corporate Bonds. He holds an MA in International Financial Analysis from Newcastle University as well as a BA (Hons) Degree in Accounting and Finance from Newcastle University. He has been a CFA® charterholder since 2013.

Portfolio Transition and Related Expenses. In order to implement the new principal investment strategies and investment process described above, the Fund may experience a high level of portfolio turnover. This Fund transition period may take a significant amount of time and result in the Fund holding large amounts of uninvested cash. As a result, there may be times when the Fund is not pursuing its investment objective or is not being managed consistent with its investment strategies as stated in the Prospectus. This may impact the Fund’s performance.

New York Life Investments and Candriam Luxembourg will seek to limit the direct and indirect transaction costs associated with the portfolio transition.

Effective on or about June 21, 2019, the following change will be made to the Prospectus if shareholders approve Proposal 2 prior to that date:

10.   Operation as a Manager of Managers. In the first table in the section of the Prospectus entitled “Operation as a Manager of Managers”, the “X” in the row for the Fund under the “May Rely on Order Only for Unaffiliated Subadvisors*” column is deleted and an “X” is inserted in the row for the Fund under the “May Rely on Order for Wholly-Owned Subadvisors and Unaffiliated Subadvisors” column.

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Shareholder Proxy

At a meeting held on March 12-13, 2019, the Board considered and approved submitting the following Proposals to shareholders of the Fund at a special meeting to be held on or about May 24, 2019 (with any postponements or adjournments, the “Special Meeting”):

1.	To approve a new subadvisory agreement between New York Life Investments, the Fund’s investment manager, and Candriam Luxembourg S.C.A. with respect to the Fund; and

2.	To permit New York Life Investments, under certain circumstances, to enter into and/or materially amend agreements with affiliated and unaffiliated subadvisors on behalf of the Fund without obtaining shareholder approval.

On or about April 22, 2019, shareholders of record of the Fund as of the close of business on March 25, 2019 will be sent a proxy statement containing further information regarding the Proposals. The proxy statement will also include information about the Special Meeting, at which shareholders of the Fund will be asked to consider and approve the Proposals. In addition, the proxy statement will include information about voting on the Proposals and any other business that properly comes before the Special Meeting and options shareholders will have to either attend the Special Meeting in person or to their shares.

New York Life Investments will bear the direct expenses relating to the Special Meeting. This Supplement is not a solicitation of any proxy.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

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